AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 30, 2006 TO THE

PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about the retirement of a portfolio manager for the AXA Premier VIP Aggressive Equity Portfolio.

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Information Regarding AXA Premier VIP Aggressive Equity Portfolio

Portfolio Manager David Sette-Ducati has announced his retirement from MFS effective June 30, 2006. Co-manager Eric B. Fischman will assume full responsibility for managing the AXA Premier VIP Aggressive Equity Portfolio.